UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report		Commission File Number:
(Date of Earliest Event Reported):		0-17449
July 28, 2021

PROCYON CORPORATION (Exact name of Registrant as specified in its charter)

Colorado		59-3280822
(State of incorporation)		(I.R.S. Employer Identification Number)

1300 S. HIGHLAND

CLEARWATER, FL 33756

(727) 447-2998

(Address of principal executive

offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2021, Procyon Corporation’s (the “Company”) Board of Directors approved Restated and Amended Executive Employment Agreements entered into between the Company, Amerx and (i) Justice W. Anderson, the Chief Executive Officer of the Company and the President of our operating subsidiary, Amerx Health Care Corporation (“Amerx”); (ii) James B. Anderson, the Company’s Chief Financial Officer and the Vice President of Operations of Amerx; and (iii) George Borak, the Vice President of Sales of Amerx.

Justice W. Anderson’s Restated and Amended Executive Employment Agreement, which is effective July 1, 2021, provides for a base annual salary of $257,000 and other benefits, including certain incentive bonus compensation based upon Amerx achieving certain financial goals for sales and net profit and at the discretion of the Board of Directors. Mr. Anderson’s Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day’s written notice.

James B. Anderson’s Restated and Amended Executive Employment Agreement, which is effective July 1, 2021, provides for a base annual salary of $187,200 and other benefits, including short-term and long-term incentive bonus compensation based upon Amerx achieving certain operational and financial goals and at the discretion of the Board of Directors. Mr. Anderson’s Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day’s written notice.

George Borak’s Restated and Amended Executive Employment Agreement, which is effective July 1, 2021, provides for a base annual salary of $187,200 and other benefits, including certain incentive bonus compensation based upon Amerx achieving certain financial goals for sales and net profit and at the discretion of the Board of Directors. Mr. Borak’s Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day’s written notice.

A copy of Justice W. Anderson’s Restated and Amended Executive Employment Agreement is attached to this report and incorporated herein as Exhibit 10.1. A copy of James B. Anderson’s Restated and Amended Executive Employment Agreement is attached to this report and incorporated herein as Exhibit 10.2. A copy of George Borak’s Restated and Amended Executive Employment Agreement is attached to this report and incorporated herein as Exhibit 10.3.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As set forth above, the Company and Amerx entered into Restated and Amended Executive Employment Agreements with Justice W. Anderson, James B. Anderson and George Borak, as approved by our Board of Directors on July 28, 2021. Copies of Justice W. Anderson’s, James B. Anderson’s and George Borak’s Restated and Amended Executive Employment Agreements are attached to this report and incorporated herein, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                  Description

10.1	Restated and Amended Executive Employment Agreement of Justice W. Anderson.

10.2	Restated and Amended Executive Employment Agreement of James B. Anderson.

10.3	Restated and Amended Executive Employment Agreement of George O. Borak

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Procyon Corporation

Date: July 28, 2021	By:	/s/ James B. Anderson
James B. Anderson, Chief Financial Officer

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